Bolivia Survey Project	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
15. Bolivia Survey Project

In May 2015, NXT executed a contract to conduct a US $13.4 million (US $12.9 million net of applicable local sales taxes owing) survey project with a new client in Bolivia (the "Bolivia Project"). This contract was completed and recognized in revenue in NXT's Q4-2015 period.

A contract amendment for an additional survey project valued at US $1.0 million (net of taxes) was finalized in October, 2015. The results for this project were delivered to the client in January, 2016, and will be recognized as revenue in the Q1-2016 period. Accordingly, deferred revenue includes US $0.5 million (net of taxes) which had been invoiced as a progress billing to December 31, 2015 for this project.

General and administrative expense for 2015 includes a total of $353,000 related to the payment of a corporate bonus pool based on financial results of the Bolivia Project.